SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Notes Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2004

FIRST HORIZON ASSET SECURITIES, INC.

 (Exact name of registrant as specified in its charter)

Delaware

333-110100

75-2808384

(State or Other Jurisdiction of

(Commission File

(I.R.S. Employer

Incorporation)

Number)

Identification No.)

4000 Horizon Way

Irving, Texas 75063

 (Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (214) 441-4000

Item 7.

Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)

Not applicable

(b)

Not applicable

(c)

Exhibits:

5.1

Legality Opinion of McKee Nelson LLP

8.1

Tax Opinion of McKee Nelson LLP

23.1

Consent of McKee Nelson LLP (included in Exhibits 5.1 and 8.1)

SIGNATURES

Pursuant to the requirements of the Notes Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

By:

/s/ Wade Walker

Name:

Wade Walker

Title:

Senior Vice President

Dated:  March 19, 2004

Exhibit Index

Exhibit

Page

5.1

Legality Opinion of McKee Nelson LLP

4

8.1

Tax Opinion of McKee Nelson LLP

6

23.1

Consent of McKee Nelson LLP (included in Exhibits 5.1 and 8.1)

5, 7